Financial risk management	12 Months Ended
Dec. 31, 2017
Disclosure of financial risk management [Line Items]
Disclosure of financial risk management [text block]
16.	Financial risk management

In the normal course of its operations, the group is exposed to gold price, currency, interest rate, liquidity and credit risks. In order to manage these risks, the group may enter into transactions which make use of on-balance sheet derivatives. The group does not acquire, hold or issue derivatives for trading purposes. The group has developed a risk management process to facilitate, control and monitor these risks. The board has approved and monitors this risk management process, inclusive of documented treasury policies, counterparty limits, controlling and reporting structures.

Controlling risk in the group

The treasury committee is responsible for treasury financial risk management activities within the group. The treasury committee reviews and recommends to the board all treasury counterparties, limits, instruments and any hedge strategies. At least two members of the treasury committee need to be present for a decision to be made, one of whom needs to be an executive director. The group treasury function operates a 3 tier matrix for all counterparties based on two credit ratings per financial institution. This matrix sets out the maximum amount to be invested with each counterparty dependent upon credit ratings, with a minimum A- credit rating requirement, unless otherwise approved by the audit committee. Any deviations to the policy are reported to the audit committee, who may also grant specific dispensations.
Approximately 10% of the cash for the group was held with the group’s principal bankers at year end with the remainder held with twelve other financial institutions, in line with the treasury policy. The treasury committee is responsible for managing the investment of group funds, currency exposure, liquidity and credit risk. The treasury committee adheres to the treasury risk management policy and counterparty limits and provides regular reports to the board.

The financial risk management objectives of the group are defined as follows:

• Safeguarding the group core earnings stream from its major assets through the effective control and management of gold price risk, foreign exchange risk, interest rate risk and credit risk;

• Effective and efficient usage of credit facilities in both the short and long term through the adoption of reliable liquidity management planning and procedures;

• Ensuring that investment and any hedging transactions are undertaken with creditworthy counterparties; and

• Ensuring that all contracts and agreements related to risk management activities are coordinated consistently throughout the group and comply where necessary with all relevant regulatory and statutory requirements.

The group continues to hold material TVA receivable balances in Mali and in the DRC. While management continue to pursue recovery of the TVA in cash, it is recognized that in practice given the continued absence of payment, the TVA may only be recovered through the tax offset mechanism set out in the establishment conventions in Mali. Management reports the TVA position and movements on a quarterly basis to the audit committee.

Refer to “PART I. Item 3. Key Information. D. Risk Factors” in the Annual Report on Form 20-F for details on the group’s risk factors.

Foreign currency and commodity price risk

In the normal course of business, the group enters into transactions denominated in foreign currencies (primarily euro, South African rand and Communauté Financière Africaine franc). As a result, the group is subject to exposure from fluctuations in foreign currency exchange rates. In general, the group does not enter into any material derivatives to manage these currency risks and no significant positions were held in 2017 and 2016. Generally, the group does not hedge its exposure to gold price fluctuation risk and gold was sold at market spot prices in 2017 and 2016. Gold sales are made in US dollars and do not expose the group to any currency fluctuation risk. However, during periods of capital expenditure or loan finance, the company may use forward contracts or options to reduce the exposure to price movements, while maintaining significant exposure to spot prices. These derivatives may establish a fixed price for a portion of future production while the group maintains the ability to benefit from increases in the spot gold price for the majority of future gold production. The group is also exposed to fluctuations in the price of consumables, such as fuel, steel, rubber, cyanide and lime, mainly due to changes in the price of oil, as well as fluctuations in exchange rates.

$000	Dec 31, 2017	Dec 31, 2016
Level of exposure of foreign currency risk
Carrying value of foreign currency balances
Cash and cash equivalents includes balances denominated in:
• Communauté Financi?re Africaine franc (CFA)	676	1,289
• Euro (EUR)	2,170	2,222
• South African rand (ZAR)	1,217	166
• British pound (GBP)	702	277
Trade and other receivables includes balances dominated in:
• Communauté Financi?re Africaine franc (CFA)	19,165	6,886
• South African rand (ZAR)	-	89
• Euro (EUR)	7,546	4,806
• British pound (GBP)	46	2
Trade and other payables includes balances dominated in:
• Communauté Financi?re Africaine franc (CFA)	(37,067)	(4,525)
• Euro (EUR)	(321)	(486)
• South African rand (ZAR)	(1,296)	(868)
• British pound (GBP)	(742)	(898)

The group’s exposure to foreign currency arises where a company holds monetary assets and liabilities denominated in a currency different to the functional currency of the holder of the instrument which is the US dollar. The following table shows the impact of a 10% change in the US dollar on profit and equity arising as a result of the revaluation of the group’s foreign currency financial instruments. The TVA balance in Kibali is denominated in CDF and while not a financial instrument under IFRS 7, a movement of 10% in the year end rate would have an effect of $11.9 million on the receivable shown in the ‘Investments in joint ventures’ in the consolidated statement of financial position.

	Closing exchange rate	Effect of 10% strengthening of $ on net earnings and equity $000
At December 31, 2017
Euro (EUR)	0.8347	940
Communauté Financi?re Africaine franc (CFA)	547.53	(1,723)
South African rand (ZAR)	12.36	(8)
British pound (GBP)	0.74	1
At December 31, 2016
Euro (EUR)	0.9490	654
Communauté Financi?re Africaine franc (CFA)	623.30	365
South African rand (ZAR)	13.65	(61)
British pound (GBP)	0.81	(62)

The sensitivities are based on financial assets and liabilities held at December 31, where balances were not denominated in the functional currency of the group. The sensitivities do not take into account the group’s sales and costs and the results of the sensitivities could change due to other factors such as changes in the value of financial assets and liabilities as a result of non-foreign exchange influenced factors.

Interest rate and liquidity risk

Fluctuations in interest rates impact on the value of short term cash investments and interest payable on financing activities (including long term loans), giving rise to interest rate risk. In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements.

The group generally enters into variable interest bearing borrowings. This cash is managed to ensure surplus funds are invested in a manner to achieve maximum returns while minimizing risks. The group has in the past been able to actively source financing through public offerings, shareholder loans and third party loans.

The company maintains a $400.0 million unsecured revolving credit facility with HSBC and a syndicate of banks which matures in December 2022 and is at present undrawn. Based on the company’s current cash resources and available facilities, projected operating cash flows and capital expenditure, we are confident the company will be able to meet its obligations at the present gold price.

The facility, if drawn, bears interest at LIBOR plus 1.5%, at the lower end of the leverage grid and includes financial covenants in respect of EBIT, EBITDA, net finance charges, tangible net worth, total debt, debt cover and interest cover.

Maturity date	Amount $000	Effective rate for the year %
Cash and cash equivalents:
All less than 90 days as from December 31, 2017	719,808	0.9029%

The other financial instruments of the group that are not included in the tables above are non-interest bearing and are therefore not subject to interest rate risk.

Concentration of credit risk

The group’s cash balances do not give rise to a concentration of credit risk because it deals with a variety of major financial institutions. Its receivables and loans are regularly monitored and assessed. Receivables are impaired when it is probable that amounts outstanding are not recoverable as set out in the accounting policy note for receivables. Gold bullion, the group’s principal product, is produced in Mali and Côte d’Ivoire (and in the case of its joint ventures in DRC and Mali). The gold produced is sold through the largest accredited gold refinery in the world. Credit risk is further managed by regularly reviewing the financial statements of the refinery. The group is further not exposed to significant credit risk on gold sales, as cash is received within a few days of the sale taking place. While not financial assets under IFRS 7, included in receivables is $114.4 million (2016: $89.4 million) (refer to note 7) relating to indirect taxes owing to Loulo and Gounkoto by the State of Mali, which are denominated in CFA, which holds some credit risk for the group. The legally binding mining conventions in Mali permit offsetting of other corporate taxes against approved unpaid TVA. A further $70.2 million (2016: $64.9 million) is held within the underlying statement of financial position of the equity accounted Kibali joint venture which is considered recoverable given the history of receipts and receipts obtained during the year and absence of significant disputed items, albeit receipts remain slow and uncertainty exists as to the timing of recovery.

Capital risk management

The group’s objectives when managing capital are to safeguard its ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the group may adjust the amount of dividends paid to shareholders, buyback shares, return capital to shareholders, issue new shares or sell assets to reduce debt. Consistent with others in the industry, the group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt (net cash) divided by total capital. Net debt is calculated as total borrowings (including borrowings and trade and other payables, as shown in the consolidated statement of financial position) less cash and cash equivalents. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus net debt (net cash).

$000	Dec 31, 2017	Dec 31, 2016
Capital risk management
Trade and other payables	(149,288)	(127,377)
Less: cash and cash equivalents	719,808	516,301
Net position	570,520	388,924
Total equity	3,992,269	3,751,957
Total capital	3,421,749	3,363,033
Gearing ratio	0%	0%

Maturity analysis

The following table analyses the group’s financial liabilities into the relevant maturity groupings based on the remaining period from the statement of financial position to the contractual maturity date. As the amounts disclosed in the table are the contractual undiscounted cash flows, these balances will not necessarily correspond with the amounts disclosed in the statement of financial position.

$000	Trade and other payables	Borrowings	Other financial liabilities
At December 31, 2017
Financial liabilities
Within 1 year on demand	134,662	-	-
Later than 1 year and no later than 5 years	-	-	-
After 5 years	-	-	2,765
Total	134,662	-	2,765

At December 31, 2016
Financial liabilities
Within 1 year on demand	106,548	-	-
Later than 1 year and no later than 5 years	-	-	-
After 5 years	-	-	2,765
Total	106,548	-	2,765

Kibali Jersey Limited [member]
Disclosure of financial risk management [Line Items]
Disclosure of financial risk management [text block]
21. FINANCIAL RISK MANAGEMENT

In the normal course of its operations, the group is exposed to gold price, currency, interest rate, credit and liquidity risks. In order to manage these risks, the group may enter into transactions which make use of on-balance sheet derivatives, but none were entered into in the current year. The group does not acquire, hold or issue derivatives for trading purposes. The group has developed a risk management process to facilitate, control and monitor these risks.

Foreign exchange and commodity price risk
In the normal course of business, the group enters into transactions denominated in foreign currencies (primarily Euro, British Pound, South African Rand, Congolese Franc and Australian Dollar). As a result, the group is subject to exposure from fluctuations in foreign currency exchange rates. In general, the group does not enter into derivatives to manage these currency risks and none existed in 2017, 2016 or 2015. Generally, the group does not hedge its exposure to gold price fluctuation risk and gold was sold at market spot prices in 2017, 2016 and 2015. Gold sales are made in US dollars and do not expose the group to any currency fluctuation risk. The group is also exposed to fluctuations in the price of consumables, such as fuel, steel, rubber, cyanide and lime, mainly due to changes in the price of oil, as well as fluctuations in exchange rates.

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

Level of exposure of foreign currency risk carrying value of foreign currency balances.
Cash and cash equivalents includes balances denominated in:
• Congolese Franc (CDF)	28	249	71
• Euro (EUR)	297	17	47
• South African Rand (ZAR)	65	758	17
• British Pound (GBP)	3	55	4
• Australian Dollar (AUD)	402	369	363

Trade and other receivables includes balances denominated in:
• Congolese Franc (CDF)	4	5	-
• Euro (EUR)	-	-	306
• South African Rand (ZAR)	-	-	298
• British Pound (GBP)	-	-	1
• Australian Dollar (AUD)	-	-	-

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

Trade and other payables includes balances denominated in:
• Euro (EUR)	(284)	(825)	(772)
• South African Rand (ZAR)	(1,003)	(671)	(2,567)
• British Pound (GBP)	(2)	-	(3)
• Australian Dollar (AUD)	(87)	(193)	(191)

The group’s exposure to foreign currency arises where a company holds monetary assets and liabilities denominated in a currency different to the functional currency of the holder of the instrument which is the US dollar. The following table shows the impact of a 10% change in the US dollar on profit and equity arising as a result of the revaluation of the group’s foreign currency financial instruments. The TVA balance is denominated in CDF and while not a financial instrument under IFRS 7 a movement of 10% in the year end rate would have an effect of $12.2 million on the receivable.

	Closing exchange rate	Effect of 10% strengthening of $000 on net earnings and equity
At December 31, 2017
• Euro (EUR)	0.83382	(28)
• South African Rand (ZAR)	12.34503	(100)

At December 31, 2016
• Euro (EUR)	0.94868	(83)
• South African Rand (ZAR)	13.71502	(67)

At December 31, 2015
• Euro (EUR)	0.91525	(47)
• South African Rand (ZAR)	15.45369	(204)

The sensitivities are based on financial assets and liabilities held at December 31, 2017 where balances were not denominated in the functional currency of the group. The sensitivities do not take into account the group’s income and costs and the results of the sensitivities could change due to other factors such as changes in the value of financial assets and liabilities as a result of non-foreign exchange influenced factors.

Interest rate and liquidity risk
Fluctuations in interest rates impact on the value of short term cash investments, interest receivable on hire purchase loans and interest payable on financing activities, giving rise to interest rate risk. The group funds working capital and capital expenditure requirements with operating cash flows. The drawdowns of any funds are subject to the approval of the Annual budget and Business plan by the board of directors.

The group has in the past been able to actively source financing through shareholder loans. The finance lease entered into bears a fixed rate of interest.

The directors believe that the working capital resources, by way of internal sources and banking facilities, are sufficient to the group’s currently foreseeable future business requirements.

		Effective
	Amount	rate for
	$000	the year
		%
Cash and cash equivalents:
All less than 90 days	3,288	0.08

Concentration of credit risk
The group’s cash balances do not give rise to a concentration of credit risk because it deals with a variety of major financial institutions. Its receivables are regularly monitored and assessed. Receivables are impaired when it is probable that amounts outstanding are not recoverable as set out in the accounting policy note for receivables. Gold doré, the group’s principal product, is produced in the DRC. The gold doré is refined and sold through the largest accredited gold refinery in the world. Credit risk is further managed by regularly reviewing the financial statements of the refinery. The group is further not exposed to significant credit risk on gold sales, as cash is received within a few days of the sale taking place. While not a financial asset for IFRS 7, included in receivables is a TVA balance (including recoverable TVA on fuel duty and after discounting provisions) of US$134.5 million (2016: US$131.0 million; 2015: US$137.0 million) (refer to note 11) that was past due. Refer to note 2. This could result in credit risk for the group.

Capital risk management
The group’s objectives when managing capital are to safeguard its ability to continue as a going concern in order to provide future returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the group issue new shares (by way of funding from the joint venture partners) or will make use of intercompany loans. The group monitors capital on the basis of the gearing ratio. This ratio is calculated as net borrowings and trade and other payables (less cash) divided by total capital. Total capital is calculated as equity, as shown in the statement of financial position, plus net borrowings and trade and other payables (less cash). This measure may differ to other companies.

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

Capital risk management
Borrowings and trade and other payables (note 16 and 18)	153,439	189,073	178,638
Less: cash and cash equivalents	(3,288)	(18,865)	(21,373)
Net borrowings, trade and other payables and cash	150,151	170,208	157,265
Total equity	2,824,838	2,780,887	2,791,184
Total capital	2,974,988	2,915,095	2,948,449
Gearing ratio	5%	6%	5%

Maturity analysis
The following table analyzes the group’s financial liabilities into the relevant maturity groupings based on the remaining period from the Statement of Financial Position to the contractual maturity date.

			Expected
	Trade and		Future
	other		interest
	payables	Borrowings	payments

At December 31, 2017
Financial liabilities
Within 1 year in demand	104,633	7,596	3,345
Later than 1 year and no later than 5 years	-	41,210	6,820
After 5 years	-	-	305
Total	104,633	48,806	10,470

At December 31, 2016
Financial liabilities
Within 1 year in demand	131,859	10,285	3,974
Later than 1 year and no later than 5 years	-	46,929	8,693
After 5 years	-	-	878
Total	131,859	57,214	13,545

At December 31, 2015
Financial liabilities
Within 1 year in demand	117,083	9,808	2,461
Later than 1 year and no later than 5 years	-	39,075	12,430
After 5 years	-	12,672	3,805
Total	117,083	61,555	18,696